UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2024

BROOKFIELD REAL ESTATE INCOME TRUST INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56428	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Vesey Street, 15th Floor
New York, New York
10281
(Zip code)
(Address of principal executive offices)

(212) 417-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

Certain Preliminary Estimated Unaudited Financial Results for the Year ended December 31, 2023

On February 1, 2024, Brookfield Real Estate Income Trust Inc. (the “Company”), announced preliminary estimated unaudited same property net operating income (“NOI”) for the year ended December 31, 2023. Based upon preliminary estimated financial results, the Company expects same property NOI for the year ended December 31, 2023 to have increased approximately 4% from the same period in the prior year (based on the midpoint of the preliminary estimated range of same property NOI). This data is not a comprehensive statement of the Company’s financial results for the year ended December 31, 2023, and the Company’s actual results may differ materially from this preliminary estimated data.

NOI is a supplemental non-Generally Accepted Accounting Principles (“GAAP”) measure of the Company’s property operating results that the Company believes is meaningful because it enables management to evaluate the impact of occupancy, rents, leasing activity, and other controllable property operating results at the Company’s real estate. The Company defines NOI as operating revenues less operating expenses, which excludes (i) impairment of investments in real estate, (ii) depreciation and amortization, (iii) straight-line rental income and expense, (iv) lease termination fees, (v) amortization of above- and below-market lease intangibles, (vi) property expenses not core to the operations of such properties, and (vii) other non-property related revenue and expense items such as (a) general and administrative expenses, (b) management fee, (c) performance fee, (d) income from real estate-related loans and securities, (e) interest expense, (f) realized gain on real estate investments, net, (g) realized loss (gain) on financial instruments, and (h) unrealized loss on investments, net.

The Company evaluates its consolidated results of operations on a same property basis, which allows the Company to analyze its property operating results excluding acquisitions and dispositions during the periods under comparison. Properties in the Company’s portfolio are considered same property if they were owned for the full periods presented, otherwise they are considered non-same property. Single-family rental properties are not included in same property results until the properties have achieved stabilization for the entirety of both periods presented. Properties held for sale, properties that are being re-developed, and interests in unconsolidated entities are excluded from same property results. The Company does not consider its investments in real estate-related loans and securities to be same property.

As such, same property NOI assists in eliminating disparities in net income due to the acquisition, disposition, development, or redevelopment of properties during the periods presented, and therefore the Company believes it provides a more consistent performance measure for the comparison of the operating performance of the Company’s properties, which it believes is useful to investors. The Company’s same property NOI may not be comparable to that of other REITs and should not be considered to be more relevant or accurate in evaluating the Company’s operating performance than the current GAAP methodology used to calculate the Company’s net income (loss).

While the Company currently expects its results for the year ended December 31, 2023 to be within the ranges set forth below, the review of the Company’s financial statements for the year ended December 31, 2023 has not been completed. During the course of the Company’s preparation of its financial statements and related notes and the completion of the review for the year ended December 31, 2023, additional adjustments to the preliminary estimated financial information presented below may be identified. Any such adjustments may be material. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial data, and, accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto.

The following table reconciles preliminary estimated GAAP net loss to preliminary estimated same property NOI for the year ended December 31, 2023 and 2022 (Unaudited, $ in thousands):

	Year Ended December 31,
	2023		2022
	Estimated		Actual
	Low	High
Net Loss	$(31,170)	$(30,249)	$(39,206)
Adjustments to reconcile to same property NOI
Management fee	13,895	13,895	10,512
Performance fee	—	—	6,566
Depreciation and amortization	51,691	51,691	55,684
Income from real estate-related loans and securities	(22,986)	(22,306)	(11,322)
Interest expense	57,698	59,456	39,718
Realized gain on real estate investments, net	(3,094)	(3,003)	(726)
Realized loss (gain) on financial instruments	4,081	4,205	(10,572)
Unrealized loss on investments, net	5,779	5,608	16,750
General and administrative	8,263	8,515	9,562
Other(1)	(1,652)	(1,603)	(1,513)
NOI	82,505	86,209	75,453
Less: Non-same property NOI	18,930	19,507	12,514
Same property NOI	$63,575	$66,702	$62,939

(1)	Includes straight-line rental income/expense, lease termination fees, amortization of above- and below-market leases, and other property expenses not core to the operations of such properties.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Certain information contained in this Current Report on Form 8-K, such as financial estimates and their underlying assumptions, constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” “forecast,” or “believe” or the negatives thereof or other variations thereon or other comparable terminology. Due to various risks and uncertainties, including those described in our prospectus, actual events or results or our actual performance may differ materially from those reflected or contemplated in such forward-looking statements. No representation or warranty is made as to future performance or such forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which Brookfield REIT considers to be reasonable, will be achieved. You should carefully review the “Risk Factors” section of our prospectus for a discussion of the risks and uncertainties that Brookfield REIT believes are material to its business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, Brookfield REIT does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2024
                            BROOKFIELD REAL ESTATE INCOME TRUST INC.

By:	/s/ Michelle L. Campbell
Name:	Michelle L. Campbell
Title:	Secretary